UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 10, 2025

ENTERPRISE PRODUCTS PARTNERS L.P.

(Exact name of registrant as specified in its charter)

Delaware	1-14323	76-0568219
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

1100 Louisiana, 10th Floor

Houston, Texas 77002

(Address of Principal Executive Offices, including Zip Code)

(713) 381-6500

(Registrant’s Telephone Number, including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Securities Exchange Act of 1934:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange On Which Registered
Common Units	EPD	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On November 14, 2025, Enterprise Products Partners L.P. (the “Partnership”), Enterprise Products OLPGP, Inc. (“EPOGP”) and Enterprise Products Operating LLC (“EPO”) completed the public offering of (i) $300.0 million principal amount of EPO’s 4.30% senior notes due 2028 (the “Reopened Senior Notes LLL”), (ii) $600.0 million principal amount of EPO’s 4.60% senior notes due 2031 (the “Reopened Senior Notes MMM”), and (iii) $750.0 million principal amount of EPO’s 5.20% senior notes due 2036 (the “Reopened Senior Notes NNN” and, together with the Reopened Senior Notes LLL and the Reopened Senior Notes MMM, the “Notes”). Each of the Reopened Senior Notes LLL, the Reopened Senior Notes MMM and the Reopened Senior Notes NNN represent a re-opening of an outstanding series of EPO’s senior notes. EPO originally issued (i) $500.0 million principal amount of 4.30% senior notes due 2028, (ii) $750.0 million principal amount of 4.60% senior notes due 2031, and (iii) $750.0 million principal amount of 5.20% senior notes due 2036 on June 20, 2025. Each of the Reopened Senior Notes LLL, the Reopened Senior Notes MMM and the Reopened Senior Notes NNN form a single series with, and trade under the same CUSIP number and have the same terms as to status, redemption or otherwise as the original notes of the corresponding series. Pursuant to the indentures described below, the Notes are guaranteed on an unsecured and unsubordinated basis by the Partnership pursuant to a guarantee (the “Guarantee” and, together with the Notes, the “Securities”).

The offering of the Securities has been registered under the Securities Act of 1933, as amended (the “Securities Act”), pursuant to a Registration Statement on Form S-3 (Registration Nos. 333-283172 and 333-283172-01) (the “Registration Statement”), as supplemented by the Prospectus Supplement dated November 10, 2025, relating to the Securities, filed with the United States Securities and Exchange Commission (the “SEC”) on November 12, 2025, pursuant to Rule 424(b) of the Securities Act (together with the accompanying prospectus dated November 12, 2024, the “Prospectus”).

The Securities were issued under (a) the Indenture, dated as of October 4, 2004 (the “Original Indenture”), among EPO (as successor to Enterprise Products Operating L.P.), as issuer, the Partnership, as parent guarantor, and Wells Fargo Bank, National Association, as trustee (the “Original Trustee”), as amended and supplemented by (i) the Tenth Supplemental Indenture, dated as of June 30, 2007 (the “Tenth Supplemental Indenture”), providing for EPO as the successor issuer, and (ii) the Thirty-Sixth Supplemental Indenture, dated as of September 15, 2021 (the “Thirty-Sixth Supplemental Indenture”), among EPO, as issuer, the Partnership, as parent guarantor, the Original Trustee and U.S. Bank National Association, as separate trustee for the notes issued thereunder and debt securities subsequently issued under the Original Indenture (and as predecessor-in-interest to the Series Trustee (as defined below)), and (b) the Fortieth Supplemental Indenture, dated as of June 20, 2025 (the “Fortieth Supplemental Indenture” and, together with the Tenth Supplemental Indenture and the Thirty-Sixth Supplemental Indenture, the “Supplemental Indentures”) among EPO, as issuer, the Partnership, as parent guarantor, and U.S. Bank Trust Company, National Association, as trustee (the “Series Trustee”).

Interest will accrue at a rate of 4.30% per annum for the Reopened Senior Notes LLL, 4.60% per annum for the Reopened Senior Notes MMM and 5.20% per annum for the Reopened Senior Notes NNN, in each case, from June 20, 2025. Interest on the Reopened Senior Notes LLL is payable on June 20 and December 20 of each year, commencing December 20, 2025, interest on the Reopened Senior Notes MMM is payable on January 15 and July 15 of each year, commencing January 15, 2026 and interest on the Reopened Senior Notes MMM is payable on January 15 and July 15 of each year, commencing January 15, 2026. The Reopened Senior Notes LLL mature on June 20, 2028; the Reopened Senior Notes MMM mature on January 15, 2031; and the Reopened Senior Notes NNN mature on January 15, 2036. The Notes also provide that at any time prior to (i) May 20, 2028, in the case of the Reopened Senior Notes LLL (such date, the “Reopened Senior Notes LLL Par Call Date”), (ii) December 15, 2030, in the case of the Reopened Senior Notes MMM (such date, the “Reopened Senior Notes MMM Par Call Date”), and (iii) October 15, 2035, in the case of the Reopened Senior Notes NNN (such date, the “Reopened Senior Notes NNN Par Call Date”), EPO may redeem some or all of the Notes at the applicable redemption price that includes accrued and unpaid interest and a make-whole premium. The make-whole premium is calculated based on the principal and interest that would have been due if the notes had matured on (i) the Reopened Senior Notes LLL Par Call Date, in the case of the Reopened Senior Notes LLL, (ii) the Reopened Senior Notes MMM Par Call Date, in the case of the Reopened Senior Notes MMM, or (iii) the Reopened Senior Notes NNN Par Call Date, in the case of the Reopened Senior Notes NNN. At any time on or after the Reopened Senior Notes LLL Par Call Date (in the case of the Reopened Senior Notes LLL), the Reopened Senior Notes MMM Par Call Date (in the case of the Reopened Senior Notes MMM) or the Reopened Senior Notes NNN Par Call Date (in the case of the Reopened Senior Notes NNN), EPO may redeem some or all of the Notes at a redemption price equal to 100% of the principal amount of the Notes to be redeemed, plus accrued and unpaid interest.

The terms of the Securities, the Original Indenture and the Supplemental Indentures are further described in the Prospectus under the captions “Description of the Notes” and “Description of Debt Securities,” which descriptions are filed as Exhibit 99.1 and incorporated herein by reference. Such descriptions do not purport to be complete and are qualified by reference to the Original Indenture, which is filed as Exhibit 4.1 hereto; the Tenth Supplemental Indenture, which is filed as Exhibit 4.2 hereto; the Thirty-Sixth Supplemental Indenture, which is filed as Exhibit 4.3 hereto; and the Fortieth Supplemental Indenture, which is filed as Exhibit 4.4 hereto, each of which is incorporated by reference herein.

Item 8.01 Other Events.

On November 10, 2025, the Partnership, EPOGP and EPO entered into an underwriting agreement (the “Underwriting Agreement”) with BofA Securities, Inc., J.P. Morgan Securities LLC, Morgan Stanley & Co. LLC, RBC Capital Markets, LLC and Truist Securities, Inc., as representatives of the several underwriters named on Schedule I thereto (the “Underwriters”), relating to the public offering of the Securities.

The Underwriting Agreement provides that the obligations of the Underwriters to purchase the Notes are subject to customary conditions. The Underwriters are obligated to purchase all of the Notes if they purchase any of the Notes. The Partnership, EPO and EPOGP have agreed to indemnify the Underwriters against certain liabilities, including liabilities under the Securities Act, or to contribute to payments the Underwriters may be required to make because of any of those liabilities. The Underwriting Agreement also contains other customary representations, warranties and agreements. The summary of the Underwriting Agreement in this report does not purport to be complete and is qualified by reference to such agreement, which is filed as an exhibit hereto and incorporated herein by reference. The Underwriting Agreement contains representations, warranties and other provisions that were made or agreed to, among other things, to provide the parties thereto with specified rights and obligations and to allocate risk among them. Accordingly, the Underwriting Agreement should not be relied upon as constituting a description of the state of affairs of any of the parties thereto or their affiliates at the time it was entered into or otherwise.

The Prospectus provides that EPO expects to use the net proceeds from the Offering for (i) general company purposes, including for growth capital investments and acquisitions, if any, and (ii) the repayment of debt (including repayment of all or a portion of EPO’s $750.0 million principal amount of 5.05% Senior Notes FFF due 2026 (“Senior Notes FFF”) at their maturity in January 2026, EPO’s $875.0 million principal amount of 3.70% Senior Notes PP due 2026 (“Senior Notes PP”) at their maturity in February 2026 and amounts outstanding under EPO’s commercial paper program). Certain of the Underwriters or their affiliates may hold EPO’s commercial paper notes, Senior Notes FFF and/or Senior Notes PP to be repaid with proceeds from the Offering and, accordingly, may receive a substantial portion of the net proceeds from the Offering. In addition, certain of the Underwriters and their respective affiliates have, from time to time, performed, and may in the future perform, various financial advisory, commercial banking and investment banking services for the Partnership and its affiliates, for which they received or will receive customary fees and expense reimbursement.

On November 10, 2025, the Partnership issued a press release relating to the Offering, as contemplated by the Underwriting Agreement. A copy of the press release is furnished herewith as Exhibit 99.2.

Certain legal opinions related to the Registration Statement are filed herewith as Exhibit 5.1.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

1.1	Underwriting Agreement, dated November 10, 2025, by and among Enterprise Products Partners L.P., Enterprise Products OLPGP, Inc. and Enterprise Products Operating LLC and BofA Securities, Inc., J.P. Morgan Securities LLC, Morgan Stanley & Co. LLC, RBC Capital Markets, LLC and Truist Securities, Inc., as representatives of the several underwriters named on Schedule I thereto.

4.1	Indenture, dated as of October 4, 2004, among Enterprise Products Operating L.P., as Issuer, Enterprise Products Partners L.P., as Guarantor, and Wells Fargo Bank, National Association, as Trustee (incorporated by reference to Exhibit 4.1 to Form 8-K filed October 6, 2004).

4.2	Tenth Supplemental Indenture, dated as of June 30, 2007, by and among Enterprise Products Operating LLC, as Issuer, Enterprise Products Partners L.P., as Parent Guarantor, and Wells Fargo Bank, National Association, as Trustee (incorporated by reference to Exhibit 4.54 to Form 10-Q filed August 8, 2007).

4.3	Thirty-Sixth Supplemental Indenture, dated as of September 15, 2021, by and among Enterprise Products Operating LLC, as Issuer, Enterprise Products Partners L.P., as Parent Guarantor, Wells Fargo Bank, National Association, as Original Trustee, and U.S. Bank National Association, as Series Trustee (incorporated by reference to Exhibit 4.3 to Form 8-K filed September 15, 2021).

4.4	Fortieth Supplemental Indenture, dated as of June 20, 2025, by and among Enterprise Products Operating LLC, as Issuer, Enterprise Products Partners L.P., as Parent Guarantor, and U.S. Bank Trust Company, National Association, as Series Trustee (incorporated by reference to Exhibit 4.4 to Form 8-K filed June 20, 2025).

4.5	Forms of Notes (included in Exhibit 4.4 above).

5.1	Opinion of Sidley Austin LLP.

23.1	Consent of Sidley Austin LLP (included in Exhibit 5.1).

99.1	Description of the Notes and Description of Debt Securities.

99.2	Press Release dated November 10, 2025.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

ENTERPRISE PRODUCTS PARTNERS L.P.

	By:	Enterprise Products Holdings LLC,
its General Partner

Date: November 14, 2025	By:	/s/ R. Daniel Boss
	Name:	R. Daniel Boss
	Title:	Executive Vice President and Chief Financial Officer
of the General Partner

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